Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Trading income (expense) [abstract]
Interest rate	¥ 74,828	¥ 38,987	¥ 149,420
Foreign exchange	186,146	168,462	(78,541)
Equity	22,216	34,772	59,388
Credit	(1,812)	(4,723)	2,495
Others	(1,039)	248	1,307
Total net trading income	¥ 280,339	¥ 237,746	¥ 134,069